UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 30, 2022
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2022, Exelon Corporation (Exelon) announced that Chief Executive Officer, Christopher Crane will retire from his position as CEO, and from his role as a director on Exelon’s Board of Directors, effective December 30, 2022, due to health reasons. Mr. Crane conveyed his intention to retire to the Board at a special meeting held on October 30, 2022.

Exelon also announced that Exelon President and Chief Operating Officer, Calvin Butler, will become Exelon’s Chief Executive Officer and will become a member of the Exelon Board, in each case effective December 31, 2022.

Mr. Butler, age 53, became President and Chief Operating Officer of Exelon on October 17, 2022, and had previously served as Senior Executive Vice President and Chief Operating Officer of Exelon since October 29, 2021. He served as Chief Executive Officer of Exelon Utilities from December 2, 2019, until October 29, 2021, and also held the role of interim Chief Executive Officer of Exelon subsidiary Commonwealth Edison Company (ComEd) from October 1, 2021, until November 15, 2021. Mr. Butler served as Chief Executive Officer of Baltimore Gas and Electric Company, a subsidiary of Exelon, from 2014 to 2019.

No new compensatory arrangements have been entered into at this time with Mr. Crane in connection with his retirement. Mr. Crane will receive the retirement benefits described in Exelon’s 2022 proxy statement filed with the SEC on March 16, 2022.

No new compensatory arrangements have been entered into at this time with Mr. Butler in connection with his election to the CEO role. Mr. Butler will not receive compensation for his service as a director of Exelon.

Section 7 – Regulation FD
Item 7.01 Regulation FD Disclosure

Exelon will hold its Q3 2022 earnings call on Thursday, November 3, 2022, at 10 a.m. ET. Exelon expects to reaffirm the midpoint of its 2022 adjusted (non-GAAP) operating earnings* guidance as well as its adjusted operating earnings* growth target of 6-8% from 2021-2025.

*This non-GAAP financial measure is not a presentation defined under GAAP and may not be comparable to other companies’ presentations. Exelon has provided this non-GAAP financial measure as supplemental information. This non-GAAP measure should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP measure. Please refer to the reconciliation of adjusted (non-GAAP) operating earnings measure to net income, which is the most directly comparable GAAP measure, provided with Exelon’s earnings materials for the second quarter filed with the SEC on August 3, 2022.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
99.1	Press release
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation (Registrant) include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2021 Annual Report on Form 10-K filed with the SEC on February 25, 2022 in Part I, ITEM 1A. Risk Factors; (2) the

Registrants’ Current Report on Form 8-K filed with the SEC on June 30, 2022 to recast Exelon’s consolidated financial statements and certain other financial information originally included in the 2021 Form 10-K in (a) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (b) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 17, Commitments and Contingencies; (3) the Registrants’ Third Quarter 2022 Quarterly Report on Form 10-Q (to be filed on November 3, 2022) in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 13, Commitments and Contingencies; and (4) other factors discussed in filings with the SEC by the Registrants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Carter Culver
Carter Culver
Senior Vice President and Deputy General Counsel
November 2, 2022

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.